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                                                                   EXHIBIT 10.39

* Certain information on this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                     AMENDMENT TO 1996 INTELLECTUAL PROPERTY

                        LICENSE AGREEMENT BY AND BETWEEN

                    IMMERSION CORPORATION AND LOGITECH, INC.



        WHEREAS Immersion Corporation, a Delaware Corporation with principal offices in San Jose, California (hereinafter "Immersion") and Logitech, Inc., a California corporation with principal offices in Fremont, California (hereinafter "Logitech"), entered into an Intellectual Property License Agreement dated October 4, 1996, as amended, (hereinafter the "IP License Agreement"); and

        WHEREAS Immersion and Logitech desire to revise the royalty structure in the IP License Agreement;

        NOW THEREFORE, Immersion and Logitech hereby agree to the following:

        1. Effective as of the Quarter beginning on July 1, 2001 the IP License Agreement is hereby amended as follows:

                A. Section 3.2 "Per Product Model Royalty" is deleted in its entirety and replaced with the following:

        "3.2 Royalty Calculation.

                (a) Effective with the Quarter beginning on July 1, 2001 through the Quarter ending on March 31, 2002, [****] Affiliates to unrelated third parties (other than Logitech or Logitech Affiliates) in arms length transactions, during such Quarters.

                (b) Commencing with the Quarter beginning on April 1, 2002 and thereafter during the term of the IP License Agreement, royalties for each Logitech fiscal year will be calculated quarterly on Net Receipts from sales of Royalty Bearing Products using the royalty rates based on the schedule below. [****]. Shipment of Royalty Bearing Products between Logitech and the Logitech Affiliates or between Logitech Affiliates will not be considered to be sold or otherwise transferred until sold to an unrelated customer of Logitech or a Logitech Affiliate.

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                  [****]                                    [****]

                  [****]                                    [****]
                  [****]                                    [****]
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                  [****]                                    [****]
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* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                (c) For sake of clarity and example only, the following royalty calculation is included for reference:

A Logitech fiscal year ("Year") is defined as April 1 through March 31, beginning with Calendar Q2 and ending with Calendar Q1 of the following year.

                [****]

                B. Section 3.4 "Payments and Reports" is deleted in its entirety and replaced with the following:

        "3.4 Payments and Reports.

        The royalties to be paid by Logitech to Immersion hereunder shall be due forty-five (45) days after the close of each Quarter. Royalty reports setting forth the royalty calculation shall be included with such payments. Each such report will identify (i) the names of all Royalty Bearing Products sold in the subject Quarter, (ii) the total Net Receipts and number of units sold for the subject Quarter of joysticks, gamepads, wheels, and other similar categories of gaming devices designed for use with PCs, and (iii) the total Net Receipts and number of units sold for the subject Quarter of joysticks, gamepads, wheels, and other similar categories of gaming devices designed for use with game consoles. Logitech will pay and account to Immersion for royalties due hereunder with respect to sales or other disposition of Royalty Bearing Products by any Logitech Affiliates, and for that purpose, sales of Royalty Bearing Products by any Logitech Affiliate (other than sales or other disposition by an Affiliate to Logitech or to another Logitech Affiliate) will be deemed to be sales by Logitech."

        Except as specifically amended herein, in all other respects, the IP License Agreement will remain in full force and effect. This Amendment along with the IP License Agreement constitutes the complete agreement of the parties concerning the subject matter hereof, and supersedes any other agreements, promises, representations or discussions, written or oral, concerning such subject matter. This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the parties. This Amendment will be of no force or effect until signed by an authorized representative of each of the parties.

        IN WITNESS WHEREOF, THE AUTHORIZED REPRESENTATIVES OF THE PARTIES HERETO HAVE SIGNED THIS AMENDMENT AS OF THE DATE AND YEAR SET FORTH BELOW.



LOGITECH INC.                                     IMMERSION CORPORATION

By:
   -------------------------                      By:
                                                     -------------------------
Name:
     -----------------------                      Name:
                                                       -----------------------
Title:
      ----------------------                      Title:
                                                        ----------------------
Date:
     -----------------------                      Date:
                                                       -----------------------